Exhibit 99.1

Agile Therapeutics Announces Delisting from Nasdaq

PRINCETON, N.J., March 25, 2024 (GLOBE NEWSWIRE) – Agile Therapeutics, Inc. (Nasdaq: AGRX) (“Agile Therapeutics” or the “Company”), a women's healthcare company, today announced that the Company has received a final delisting notice from Nasdaq.

The delisting is a result of failure to regain compliance with the minimum stockholders’ equity requirement for continued listing on the Nasdaq Capital Market set forth in Nasdaq Listing Rule 5550(b)(1) requiring companies listed on the Nasdaq Capital Market to maintain stockholder’s equity of at least $2,500,000. Suspension of trading in the Company’s common stock on the Nasdaq exchange will be effective at the open of trading on March 26, 2024.

Following the Nasdaq delisting, shares of the Company's common stock will continue to trade publicly. Effective March 26, 2024, the Company's common stock will be eligible for quotation and trading on the "over the counter" market operated by the OTC Markets Group Inc. (the "OTC Market"). The Company's trading symbol will remain AGRX. For stock price quotes or additional information on the OTC Market, please visit www.otcmarkets.com. The Company has applied for trading on the OTC-QB market.

The Company does not expect the transition to the OTC Market to affect business operations. The Company remains focused on executing its business plan and will explore any and all strategic opportunities, both internally and externally, that have the ability to maximize Twirla growth, as well as grow shareholder value.

Following the Nasdaq delisting, the Company's common stock will continue to be registered with the SEC under the Exchange Act, and the Company will continue to file reports under the Exchange Act, which reports will be available on the SEC's website, www.sec.gov.

This announcement is made in compliance with Nasdaq Listing Rule 5810(b), which requires prompt disclosure of receipt of a Staff delisting determination.

About Agile Therapeutics, Inc.

Agile Therapeutics is a women's healthcare company dedicated to fulfilling the unmet health needs of today’s women. Our product and product candidates are designed to provide women with contraceptive options that offer freedom from taking a daily pill, without committing to a longer-acting method. Our initial product, Twirla®, (levonorgestrel and ethinyl estradiol), a transdermal system, is a non-daily prescription contraceptive. Twirla is based on our proprietary transdermal patch technology, called Skinfusion®, which is designed to allow drug delivery through the skin. For more information, please visit the company website at www.agiletherapeutics.com. The Company may occasionally disseminate material, nonpublic information on the Company’s website, Twitter account (@agilether), and LinkedIn account.

Forward-Looking Statements

Certain information contained in this press release includes “forward-looking statements”, within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. We may, in some cases use terms such as

“predicts,” “believes,” “potential,” “continue,” “anticipates,” “estimates,” “expects,” “plans,” “intends,” “may,” “could,” “might,” “likely,” “will,” “should” or other words that convey uncertainty of the future events or outcomes to identify these forward-looking statements. Our forward-looking statements are based on current beliefs and expectations of our management team that involve risks, potential changes in circumstances, assumptions, and uncertainties, including statements regarding the delisting of our common stock from Nasdaq, our transition over to the OTC Markets, and the continued registration of our common stock under the Exchange Act. Any or all of the forward-looking statements may turn out to be wrong or be affected by inaccurate assumptions we might make or by known or unknown risks and uncertainties. These forward-looking statements are subject to risks and uncertainties including risks related to our ability to raise enough capital to fund our operations in the near term and long term, including our ability to obtain funding through public or private equity offerings, debt financings or other sources, on terms acceptable to us or at all, our ability to establish compliance with the OTC Markets quotation requirements, and the other risks set forth in our filings with the U.S. Securities and Exchange Commission. For a more detailed description of the risks and uncertainties that could cause actual results to differ from those expressed in these forward-looking statements, as well as risks relating to our business in general, please refer to our Annual Report on Form 10-K and our Quarterly Reports on Form 10-Q. You are cautioned not to place undue reliance on these forward-looking statements, which are made only as of the date of this press release. We undertake no obligation to publicly update such forward-looking statements to reflect subsequent events or circumstance.

Contact:

info@agiletherapeutics.com